GOODWILL & INTANGIBLE ASSETS, NET: - Future amortization of intangible assets (Details) - USD ($) $ in Thousands	Dec. 31, 2021	Dec. 31, 2020
Estimated future amortization of intangible assets
2022	$ 12,376
2023	12,376
2024	10,868
2025	9,007
2026 and thereafter	9,594
Total	$ 54,221	$ 8,084